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EXHIBIT 4.1  Specimen Stock Certificate
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    COMMON                                                                COMMON
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                                NATIONAL COMMERCE
                                -----------------
                                 BANCORPORATION

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE
                                                               CUSIP 635449 10 1
This Certifies that
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is the owner of
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          FULL-PAID AND NON-ASSESSABLE SHARES EACH OF $2.00 PAR VALUE
                            OF THE COMMON STOCK OF

                        NATIONAL COMMERCE BANCORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate of Incorporation and amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile of the Corporation's duly authorized officers.

Dated:

     /s/ Gus B. Denton                               /s/ Thomas M. Garrott
     -----------------                               ---------------------
          Secretary                                  Chairman of the Board
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                        NATIONAL COMMERCE BANCORPORATION

The Corporation is authorized to issue different classes of shares and different series within a class. The Corporation will furnish to the holder of this certificate a full statement of the designations, relative rights, preferences and limitations applicable to each class and the variations for rights, preferences and limitation determined for any series (and the authority of the Board of Directors to determine variations for future series) on request in writing and without charge.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenant in common                             UNIF GIFT MIN ACT -       Custodian
TEN ENT - as tenants by the entireties                                       -----           -----
JT TEN  - as joint tenants with right                                        (CUST)          (MINOR)
          of survivorship and not as                      under Uniform Gifts to Minors Act
          tenants in common                                                                  ------
          Additional abbreviations may also be used though not in the above list.            (State)


For value received,             hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                           NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED:
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                                      THE SIGNATURES SHOULD BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT
                                      TO S.E.C. RULE 17Ad-15.